SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                  FORM 8-K/A #1



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 19, 1996


                              TAUBMAN CENTERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)


               1-11530                                      38-2033632
      (Commission File Number)           (I.R.S. Employer Identification Number)


   200 East Long Lake Road, Suite 300, P.O. Box 200, Bloomfield Hills, Michigan
                                                                     48303-0200
    (Address of Principal Executive Offices)                        (Zip Code)


                                 (248) 258-6800
              (Registrant's Telephone Number, Including Area Code)


                                      None
          (Former Name or Former Address, if Changed Since Last Report)

Explanatory note:  This amendment is being filed for the sole purpose of filing exhibits.

Item 7.     Financial Statements and Exhibits.

      The following financial statements and pro forma information are being supplied as supplementary information to this voluntary filing on Form 8-K.

      a-b * Financial Statements and Pro Forma Information.

          * Independent Auditors' Report.

          * Fairlane Town Center, Historical Summaries of Revenues and Direct Operating Expenses for Each of the Three Years in the Period Ended December 31, 1995.

          * Taubman Centers, Inc., Pro Forma Condensed Statement of Operations, Year Ended December 31, 1995, and the Three Months Ended March 31, 1996 (unaudited).

          * The Taubman Realty Group Limited Partnership, Pro Forma Condensed Consolidated Balance Sheet, March 31, 1996 (unaudited).

          * The Taubman Realty Group Limited Partnership, Pro Forma Condensed Consolidated Statement of Operations, Year Ended December 31, 1995 (unaudited).

          * The Taubman Realty Group Limited Partnership, Pro Forma Condensed Consolidated Statement of Operations, Three Months Ended March 31, 1996 (unaudited).

          * The Taubman Realty Group Limited Partnership, Statement of Estimated Taxable Operating Results of Fairlane Town Center and Estimated Cash to be Made Available by Operations of Fairlane Town Center for a Twelve Month Period Ended March 31, 1996 (unaudited).








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* Previously filed

c.    Exhibits.

  Exhibit Number     Description
  --------------     -----------

       8(a) Opinion of Miro Weiner & Kramer, counsel to Registrant, as to certain tax matters relating to Registration Statement No. 33-73038, which is hereby incorporated by reference as
                     Exhibit 8 to such Registration Statement.

       8(b) Opinion of Miro Weiner & Kramer, counsel to Registrant, as to certain tax matters relating to Registration Statement No. 33-99636, which is hereby incorporated by reference as
                     Exhibit 8 to such Registration Statement.

      23(a)          Consent of Miro Weiner & Kramer (included in Exhibit 8(a)).

      23(b)          Consent of Miro Weiner & Kramer (included in Exhibit 8(b)).

     *23(c)          Consent of Deloitte & Touche LLP.

    **99(a) Purchase and Sale Agreement By and Between The Pacific Telesis Group Master Pension Trust and The Taubman Realty Group Limited Partnership, dated July 17, 1996 (without exhibits or schedules, which will be supplementally provided to the Securities and Exchange Commission upon its request).

    **99(b) Subscription Agreement By and Between The Pacific Telesis Group Master Pension Trust and The Taubman Realty Group Limited Partnership dated July 18, 1996 (without exhibits or schedules, which will be supplementally provided to the Securities and Exchange Commission upon its request).



------------------

* Previously filed

** Certain portions of this document have been omitted and separately filed with
the  Securities  and  Exchange   Commission  with  a  request  for  confidential
treatment.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TAUBMAN CENTERS, INC.


Date: July 10, 1997                  By:   /S/LISA A. PAYNE
                                            ------------------------------------
                                           Lisa A. Payne, Executive Vice
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX



  Exhibit Number     Description
  --------------     -----------

       8(a) Opinion of Miro Weiner & Kramer, counsel to Registrant, as to certain tax matters relating to Registration Statement No. 33-73038, which is hereby incorporated by reference as
                     Exhibit 8 to such Registration Statement.

       8(b) Opinion of Miro Weiner & Kramer, counsel to Registrant, as to certain tax matters relating to Registration Statement No. 33-99636, which is hereby incorporated by reference as
                     Exhibit 8 to such Registration Statement.

      23(a)          Consent of Miro Weiner & Kramer (included in Exhibit 8(a)).

      23(b)          Consent of Miro Weiner & Kramer (included in Exhibit 8(b)).

     *23(c)          Consent of Deloitte & Touche LLP.

    **99(a) Purchase and Sale Agreement By and Between The Pacific Telesis Group Master Pension Trust and The Taubman Realty Group Limited Partnership, dated July 17, 1996 (without exhibits or schedules, which will be supplementally provided to the Securities and Exchange Commission upon its request).

    **99(b) Subscription Agreement By and Between The Pacific Telesis Group Master Pension Trust and The Taubman Realty Group Limited Partnership dated July 18, 1996 (without exhibits or schedules, which will be supplementally provided to the Securities and Exchange Commission upon its request).



------------------

* Previously filed

** Certain portions of this document have been omitted and separately filed with
the  Securities  and  Exchange   Commission  with  a  request  for  confidential
treatment.